EXHIBIT 32.1
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), the undersigned, Corey M. Horowitz, Chief Executive Officer and Chairman of Network-1 Security Solutions, Inc., a Delaware corporation (the "Company"), does hereby certify to his knowledge, that:

The Quarterly Report of Form 10-QSB for the quarter ended March 31, 2004 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Corey M. Horowitz
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                                            Chief Executive Officer and Chairman
                                            May 17, 2004